EXHIBITS TO BE FILED BY EDGAR

               Exhibits:

                    F-1(d)    -  Opinion of Berlack, Israels & Liberman LLP

                    F-2(a)    -  Opinion   of   Ballard  Spahr   Andrews  &
                                 Ingersoll